UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 2, 2008

(Date of Report (date of earliest event reported))

Jackson Hewitt Tax Service Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-32215	20-0779692
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

3 Sylvan Way Parsippany, New Jersey	07054
(Address of principal executive office)	(Zip Code)

(973) 630-1040

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(c) (1) On January 3, 2008, the Company announced the hiring of Daniel P. O’Brien, effective January 2, 2008, as the Company’s Executive Vice President, Chief Financial Officer and Treasurer.

(2) Mr. O’Brien, age 53, was hired as the Company’s Executive Vice President, Chief Financial Officer and Treasurer in January 2008. From May 2007 to December 2007, Mr. O’Brien pursued personal interests. From May 2005 to May 2007, Mr. O’Brien was Senior Vice President and Chief Financial Officer of Hawaiian Telcom Communications, Inc., a full-service telecommunications provider in Hawaii. In April 2005, Mr. O’Brien pursued personal interests. From May 2003 to March 2005, Mr. O’Brien served as Executive Vice President and Chief Financial Officer of Global Crossing Limited, a communications solution provider, where he led the Global Crossing financial team through intensive external audits and SEC filings and managed shareholder and creditor relations resulting in the company’s public listing with NASDAQ in 2004. From March 2003 to April 2003, Mr. O’Brien pursued personal interests. From June 2000 to February 2003, Mr. O’Brien was the Executive Vice President and Chief Financial Officer of Genuity Corporation, a provider of internet protocol (IP) and other wireless communication services. Prior to Genuity, Mr. O’Brien spent 17 years in various roles at GTE Corporation, a telecommunications provider. From May 1998 to June 2000, he was GTE’s Executive Vice President and Chief Financial Officer. In that capacity, Mr. O’Brien was centrally involved in the strategic evaluations and the integration and structuring activities leading to the merger of GTE and Bell Atlantic Corp., which formed Verizon.

(3) Mr. O’Brien will receive an annual base salary of $325,000 and his annual performance bonus target as a percentage of his base salary is 80%. Mr. O’Brien is also eligible to receive annual or periodic grants of long-term incentive awards under the Jackson Hewitt Tax Service Inc. Amended and Restated 2004 Equity and Incentive Plan. Mr. O’Brien received a $50,000 sign-on bonus payable after the first 30 days of his employment. Mr. O’Brien is entitled to participate in all other compensation and employee benefit plans or programs offered generally to employees of the Company, and he will receive all perquisites offered to the other executive officers of the Company. If Mr. O’Brien’s employment with the Company terminates within the first 12 months of employment, the Company will provide him with 12 months of his then current base salary as severance. If his employment terminates after 12 months of employment, the Company will provide him with 18 months of his then current base salary as severance.

ITEM 8.01 OTHER EVENTS

On January 3, 2008, the Company issued a press release announcing the hiring of Mr. O’Brien. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

See Exhibit Index.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON HEWITT TAX SERVICE INC.

By:	/s/ Steven L. Barnett
Steven L. Barnett
Executive Vice President, General Counsel and Corporate Secretary

Date: January 4, 2008

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JACKSON HEWITT TAX SERVICE INC.

CURRENT REPORT ON FORM 8-K

Report Dated January 2, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated January 3, 2008: Jackson Hewitt Names Daniel O’Brien Chief Financial Officer

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